FINANCIAL SERVICES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 99.6%

Vornado Realty Trust†

848

$

74,624

ProLogis†

1,333

72,449

HSBC Holdings PLC — SP

Public Storage†

882

71,257

ADR†

3,359

$

257,635

TD Ameritrade Holding Corp.*

3,822

69,140

JPMorgan Chase & Co.

6,389

219,207

Capital One Financial Corp.†

1,779

67,620

Goldman Sachs Group, Inc.†

980

171,402

Invesco Ltd.

2,756

66,089

Allianz SE - SP ADR

9,590

167,345

Lincoln National Corp.

1,445

65,487

Bank of America Corp.†

7,010

167,329

Boston Properties, Inc.

724

65,319

Wells Fargo & Co.†

6,937

164,754

NYSE Euronext

1,287

65,199

Citigroup, Inc.†

9,578

160,527

Equity Residential†

1,657

63,413

AXA — SP ADR†

4,790

140,922

SLM Corp.*†

3,273

63,333

Credit Suisse Group AG — SP

Leucadia National Corp.

1,338

62,806

ADR†

2,974

134,752

Safeco Corp.†

902

60,578

U.S. Bancorp†

4,662

130,023

BB&T Corp.†

2,643

60,181

American International Group,

General Growth Properties,

Inc.

4,814

127,378

Inc.†

1,692

59,271

Bank of New York Mellon

SunTrust Banks, Inc.

1,635

59,220

Corp.†

3,304

124,990

Principal Financial Group, Inc.†

1,407

59,052

American Express Co.

3,301

124,349

Hudson City Bancorp, Inc.

3,484

58,113

Morgan Stanley†

3,216

116,001

Assurant, Inc.†

880

58,045

MetLife, Inc.†

2,184

115,250

Moody's Corp.†

1,678

57,790

UBS AG — SP ADR*†

5,296

109,415

KIMCO Realty Corp.†

1,652

57,027

Loews Corp.†

2,299

107,823

Plum Creek Timber Co., Inc.

AFLAC, Inc.†

1,709

107,325

(REIT)†

1,325

56,591

Charles Schwab Corp.

5,056

103,850

Freddie Mac†

3,356

55,038

Barclays PLC — SP ADR†

4,362

100,980

Ameriprise Financial, Inc.

1,346

54,742

Allstate Corp.†

2,166

98,748

Annaly Capital Management,

Travelers Companies, Inc.

2,252

97,737

Inc.†

3,475

53,897

Merrill Lynch & Co., Inc.†

3,034

96,208

Nymex Holdings, Inc.

635

53,645

Brookfield Asset Management,

CNA Financial Corp.

2,074

52,161

Inc. — Class A

2,956

96,188

HCP, Inc.†

1,624

51,659

Franklin Resources, Inc.

999

91,558

M&T Bank Corp.

729

51,424

Prudential Financial, Inc.†

1,518

90,685

Unum Group†

2,514

51,411

State Street Corp.

1,417

90,674

AvalonBay Communities, Inc.†

572

51,000

Simon Property Group, Inc.†

970

87,193

Brookfield Properties Corp.

2,851

50,719

Hartford Financial Services

IntercontinentalExchange, Inc.*

439

50,046

Group, Inc.

1,321

85,297

Genworth Financial, Inc. —

ACE Ltd.

1,548

85,279

Class A

2,782

49,547

Chubb Corp.†

1,740

85,277

Eaton Vance Corp.†

1,231

48,945

Blackrock, Inc.†

480

84,960

New York Community

PNC Financial Services Group,

Bancorp, Inc.†

2,724

48,596

Inc.†

1,479

84,451

Host Hotels & Resorts, Inc.†

3,538

48,294

Wachovia Corp.†

5,400

83,862

Ventas, Inc.†

1,120

47,678

T. Rowe Price Group, Inc.†

1,443

81,486

Lehman Brothers Holdings,

CME Group, Inc.†

209

80,087

Inc.†

2,378

47,108

Northern Trust Corp.

1,153

79,061

Torchmark Corp.

780

45,747

Aon Corp.

1,670

76,720

People's United Financial, Inc.†

2,825

44,070

Fannie Mae†

3,924

76,557

Discover Financial Services†

3,341

44,001

Marsh & McLennan

SL Green Realty Corp.†

529

43,759

Companies, Inc.†

2,851

75,694

Janus Capital Group, Inc.

1,640

43,411

Progressive Corp.†

4,032

75,479

AMB Property Corp.†

860

43,327

UnionBanCal Corp.

1,065

43,047

1

FINANCIAL SERVICES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

SEI Investments Co.

1,822

$

42,853

Alleghany Corp.*†

100

$

33,205

Legg Mason, Inc.

981

42,742

Capitol Federal Financial†

880

33,097

Everest Re Group Ltd.

525

41,848

Markel Corp.*

90

33,030

Regions Financial Corp.†

3,790

41,349

Essex Property Trust, Inc.†

310

33,015

Willis Group Holdings Ltd.†

1,313

41,189

Fifth Third Bancorp†

3,233

32,912

Arch Capital Group Ltd.*

620

41,118

Mercury General Corp.†

702

32,797

Macerich Co.†

651

40,447

Nasdaq Stock Market, Inc.*†

1,223

32,471

BOK Financial Corp.

738

39,446

XL Capital Ltd.†

1,566

32,197

TFS Financial Corp†

3,402

39,429

Brown & Brown, Inc.†

1,849

32,154

Axis Capital Holdings Ltd.

1,312

39,111

Douglas Emmett, Inc.†

1,450

31,857

Raymond James Financial,

RenaissanceRe Holdings Ltd.

710

31,716

Inc.†

1,474

38,899

Protective Life Corp.

833

31,696

W.R. Berkley Corp.

1,607

38,825

Allied World Assurance

CB Richard Ellis Group, Inc. —

Company Holdings Ltd

790

31,300

Class A*

2,013

38,650

Zions Bancorporation†

991

31,207

Health Care REIT, Inc.†

868

38,626

Odyssey Re Holdings Corp.

870

30,885

White Mountains Insurance

Taubman Centers, Inc.†

634

30,844

Group Ltd.

90

38,610

Synovus Financial Corp.†

3,526

30,782

Federal Realty Investment

Forest City Enterprises, Inc. —

Trust†

559

38,571

Class A

945

30,448

Regency Centers Corp.

651

38,487

Old Republic International

American Capital Strategies

Corp.†

2,559

30,299

Ltd.†

1,596

37,937

HCC Insurance Holdings, Inc.

1,431

30,251

Federated Investors, Inc. —

Stancorp Financial Group, Inc.

640

30,054

Class B

1,102

37,931

Reinsurance Group of America,

Developers Diversified Realty

Inc.

690

30,029

Corp.†

1,083

37,591

Weingarten Realty Investors

985

29,865

PartnerRe Ltd.

540

37,330

Erie Indemnity Co. — Class A

640

29,536

Affiliated Managers Group,

Realty Income Corp.†

1,280

29,133

Inc.*†

410

36,925

Mack-Cali Realty Corp.

850

29,045

Waddell & Reed Financial, Inc.

BRE Properties, Inc. — Class

— Class A†

1,050

36,760

A†

670

28,998

Duke Realty Corp.†

1,619

36,347

KeyCorp†

2,628

28,855

Rayonier, Inc.

853

36,218

Camden Property Trust†

650

28,769

Alexandria Real Estate

Countrywide Financial Corp.†

6,718

28,552

Equities, Inc.†

370

36,016

Washington Mutual, Inc.†

5,722

28,209

American Financial Group, Inc.

1,340

35,845

Fidelity National Financial, Inc.

Sovereign Bancorp, Inc.†

4,844

35,652

— Class A†

2,212

27,871

Transatlantic Holdings, Inc.

630

35,576

Associated Banc-Corp.†

1,418

27,353

Liberty Property Trust

1,072

35,537

First American Corp.†

1,025

27,060

Digital Realty Trust, Inc.†

860

35,183

Hospitality Properties Trust†

1,100

26,906

Apartment Investment &

National City Corp.†

5,605

26,736

Management Co. — Class A

1,009

34,367

Allied Capital Corp.†

1,877

26,072

Comerica, Inc.†

1,340

34,344

Jones Lang LaSalle, Inc.†

405

24,377

Cincinnati Financial Corp.†

1,339

34,011

Astoria Financial Corp.

1,210

24,297

UDR, Inc.†

1,517

33,950

GLG Partners, Inc.†

3,020

23,556

Cullen/Frost Bankers, Inc.†

679

33,848

Huntington Bancshares, Inc.†

3,887

22,428

Commerce Bancshares, Inc.

846

33,552

Popular, Inc.†

3,210

21,154

Marshall & Ilsley Corp.†

2,179

33,404

MBIA, Inc.†

2,857

________

12,542

Nationwide Health Properties,

Total Common Stocks

Inc.

1,059

33,348

(Cost $9,796,140)

________

9,963,056

The St. Joe Co.†

970

33,290

2

FINANCIAL SERVICES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Shares

Value

SECURITIES LENDING COLLATERAL 34.8%

Mount Vernon Securities

Lending Trust Prime Portfolio

3,483,404

$

________

3,483,404

Total Securities Lending Collateral

(Cost $3,483,404)

________

3,483,404

Face

Amount

REPURCHASE AGREEMENTS 0.2%

Collateralized by obligations of

the U.S. Treasury or U.S.

Government Agencies

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25% due

07/01/08

$

17,558

________

17,558

Total Repurchase Agreements

(Cost $17,558)

________

17,558

Total Investments 134.6%

(Cost $13,297,102)

$

________

13,464,018

Liabilities in Excess of Other

Assets – (34.6)%

$

(3,464,649)

________

Net Assets – 100.0%

$

9,999,369

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008.

ADR - American Depository Receipt.

3